Filed Pursuant to Rule 497(e)

                                   Monetta Trust Registration File No. 811-7360

                                 MONETTA TRUST

                     SUPPLEMENT DATED DECEMBER 1, 2004 TO

              PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

                               DATED MAY 1, 2004

      Effective December 1, 2004, the Trust has eliminated all sales charges on Class A shares of its funds, including the Select Technology, Mid-Cap, Blue Chip, Balanced and Intermediate Bond Funds. In addition, the Trust has eliminated Class C shares of its Funds, none of which were offered or sold. As a result of these changes:

   1. The Average Annual Total Returns charts for the Trust's Funds, containing information as of December 31, 2003, have been changed to reflect elimination of Class A sales charges. Such adjusted charts are attached as Appendix A to this Supplement.

   2. The "Fees and Expenses" section on page 12 of the Prospectus should now read:


FEES  YOU  MAY  PAY  AS  A  MONETTA  TRUST  SHAREHOLDER PAID DIRECTLY FROM YOUR
INVESTMENT IN THE SELECT TECHNOLOGY FUND, MID-CAP FUND, BLUE CHIP FUND, BALANCED FUND, INTERMEDIATE BOND FUND OR GOVERNMENT MONEY MARKET FUND:

MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES (AS A PERCENTAGE OF                   NONE
OFFERING PRICE)


MAXIMUM DEFERRED SALES CHARGE (LOAD) IMPOSED ON REDEMPTIONS (AS A
PERCENTAGE OF THE LESSER OF THE NET ASSET VALUE OF THE SHARES REDEEMED OR              NONE
THE TOTAL COST OF SUCH SHARES)

MAXIMUM SALES CHARGE (LOAD) IMPOSED ON REINVESTED DIVIDENDS                            NONE

REDEMPTION FEE                                                                         NONE*

EXCHANGE FEE                                                                           NONE**

*If you request payment of redemption proceeds by wire, you must pay the cost of the wire (currently $15.00).

**For telephone exchanges, the Transfer Agent will charge a $5.00 fee to your account.

The references to Class C share Annual Fund Operating Expenses in the table on page 13 and in the Examples on page 14 of the Prospectus are obsolete and should be eliminated.

   3. The Prospectus discussion of "How to Choose a Share Class" on pages 31-35 is obsolete and should be eliminated; the Trust will offer only one class (currently named Class A), without any front end or deferred sales charges.

   4. The discussion of "Selecting the Appropriate Class of Shares" in the Statement of Additional Information is obsolete and should be eliminated.

   5. Other references to Class A sales charges or the existence of Class C shares in the Prospectus and in the Statement of Additional Information are obsolete and should be ignored.

                                  Appendix A

REVISED AVERAGE ANNUAL TOTAL RETURN CHARTS FOR PERIODS ENDED 12/31/2003, FROM PAGES 6-10 OF THE PROSPECTUS:

Average Annual Total Returns                           1 Year                5 Years           Since Inception
                                                                                                  (2/1/97)
Select Technology Fund*
 Return Before Taxes                                   52.04%                -4.11%            2.17%
  Return After Taxes on Distributions                  52.04%                -5.85%            0.45%
  Return After Taxes on Distributions and Sale         33.82%                -4.19%            1.05%
  of Fund Shares
S&P 500 Index**                                        28.67%                -0.57%            6.73%
Merrill Lynch 100 Technology Index ***                 69.05%                -0.07%            8.11%

*The above performance data for the fund includes performance for when the fund operated under a small-cap investment focus from inception through 12/3/01.

**Reflects no deduction for fees, expenses or taxes. The S&P 500 Index is the Standard & Poor's Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

***Reflects no deduction for fees, expenses, or taxes. The Merrill Lynch 100 Technology Index is an equal-dollar weighted index of 100 stocks designed to measure the performance of a cross section of large, actively traded technology stocks and ADRs.


Average Annual Total Returns                       1 Year                  5 Years               10 Years
Monetta Mid-Cap Fund
Return Before Taxes                                46.39%                  -4.08%                 5.09%
  Return After Taxes on Distributions              46.39%                  -6.64%                 1.64%
  Return After Taxes on Distributions and          30.16%                  -4.42%                 2.73%
  Sale of Fund Shares
S&P Mid-Cap 400 Index*                             35.62%                   9.21%                 13.93%

*Reflects no deduction for fees, expenses, or taxes. The S&P Mid-Cap 400 Index is an unmanaged group of 400 domestic stocks chosen for their market size, liquidity and industry group representation.


Average Annual Total Returns                       1 Year                 5 Years           Since Inception
                                                                                               (9/1/95)
Monetta Blue Chip Fund
 Return Before Taxes                               31.76%                 -11.21%            0.39%
  Return After Taxes on Distributions              31.76%                 -11.88%           -1.41%
  Return After Taxes on Distributions and
  Sale of Fund Shares                              20.64%                  -8.88%           -0.06%
S&P 500 Index*                                     28.67%                  -0.57%           10.30%

*Reflects no deduction for fees, expenses, or taxes. The S&P 500 Index is the Standard & Poor's Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.


Average Annual Total Returns                       1 Year                  5 Years           Since Inception
                                                                                                (9/1/95)
Monetta Balanced Fund
 Return Before Taxes                               19.45%                   0.79%             7.52%
  Return After Taxes on Distributions              19.24%                  -1.58%             5.05%
  Return After Taxes on Distributions and          12.71%                  -0.50%             5.18%
  Sale of Fund Shares

S&P 500 Index*                                     28.67%                  -0.57%            10.30%
  Lehman Bros. Gov't/Credit Bond Index**            4.67%                   6.66%             7.34%

*Reflects no deduction for fees, expenses, or taxes. The S&P 500 Index is the Standards & Poor's Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

**Reflects no deduction for fees, expenses, or taxes. The Lehman Bros. Gov't/Credit Bond Index is composed of all bonds that are of investment grade with at least one year until maturity.


Average Annual Total Returns                      1 Year                  5 Years              10 Years
Monetta Intermediate Bond Fund
 Return Before Taxes                              3.78%                   5.40%*               6.39%*
  Return After Taxes on Distributions             2.92%                   3.26%                3.96%
  Return After Taxes on Distributions and
  Sale of Fund Shares                             2.79%                   3.29%                3.93%
  Lehman Bros. Interm. Gov't/Credit Bond
  Index**                                         4.31%                   6.65%                6.63%

*Total returns are net of a portion or all of the advisory fees waived by the Adviser. Effective July 1, 2001, the Adviser elected not to waive any portion of the management fee.

**Reflects no deduction for fees, expenses, or taxes. The Lehman Brothers Intermediate Government/Credit Bond Index is a market value weighted performance benchmark which includes virtually every major U.S. government and investment-grade rated corporate bond with 1-10 years remaining until maturity.